Innovation. Evolution. Impact. Exhibit 99.2

Innovation. Evolution. Impact.

Safe Harbor Statement
•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
•
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
•
Such forward-looking statements include statements regarding the therapeutic potential of Infinity’s Hedgehog pathway, FAAH, PI3K and Hsp90 chaperone inhibitors; future development activity for IPI-504, IPI-493, IPI-926, IPI-940 and IPI-145; the presentation of clinical data for IPI-504, IPI-493 and IPI-926; estimates of 2010 financial performance; the continuation of the Purdue/Mundipharma alliance; and the expectation that Infinity will have capital to support its current operating plan into 2013.
•
Such forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with Purdue/Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation.
Infinity’s expectations could also be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities; market acceptance of any products Infinity or its partners may successfully develop; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidate it is developing.
•
These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors"
included in Infinity's quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission in August 2010.
•
Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
•
Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance.  We encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.
2 2

Innovation. Evolution. Impact.
Infinity:
Innovation. Evolution. Impact.
3
Integrated Team
Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in US
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Spanning Oncology and
Immune/Inflammatory Diseases
Four candidates in the clinic
Fifth new IND planned for 2011

Innovation. Evolution. Impact.
Financial Strength to Create Value

~$288M to aggressively invest in pipeline and access external opportunities
~$288M
~$120M
~$120M in Cash & Investments
at 6/30/10
~$238M
$150M in Committed
R&D Funding for 2010 & 2011
($32.5M received 1H10)
$50M Line of Credit
(10
year balloon note at prime)

Innovation. Evolution. Impact.
5 5
Strategic Partnerships with Purdue Pharma and
Mundipharma
Purdue Pharma:
IPI-940 for Neuropathic
and Inflammatory Pain
Mundipharma:
Oncology and Immune/
Inflammatory Diseases
•
100% R&D funding of FAAH program
•
INFI development rights through Phase 1
•
Access to worldwide leadership in pain management
•
Up to 20% royalties on global sales
•
100% R&D funding for partnered programs (incl.
Hedgehog, PI3K and early discovery programs)
•
INFI leading worldwide discovery & development
•
Full U.S. commercial rights by INFI
•
Access to established ex-U.S. commercial capabilities
•
Up to 20% royalties on ex-U.S. sales
Enabling INFI to become a fully integrated biopharmaceutical company

Innovation. Evolution. Impact.
Financial Strength:
Aggressive Investment, Cash Runway into 2013
•
~$288 million to invest in pipeline and access external
opportunities
•
Projected 2010 cash burn of $35–45M
•
Anticipated year-end cash and investments balance of $85–95M
–
Based on current operating plan; excludes $50M line of credit from Purdue
•
Low share base (~26.3 million shares outstanding)

Innovation. Evolution. Impact.

IPI-926:
Significant Anti-Cancer Opportunity by Inhibiting
Malignant Activation of the Hedgehog Pathway
Signal to tumor progenitor cell Signal to tumor microenvironment Signal to tumor cell

Innovation. Evolution. Impact.
IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival
8
1
Olive et al., 21 May 2009 Science
Controls
IPI-926 + Gemcitabine
2
Travaglione et al., 2010 AACR
IPI-926 + gemcitabine doubles median
survival in pancreatic cancer model
IPI-926 + Abraxane
®
significantly decreased tumor
growth (77%) and increased tumor perfusion in
pancreatic cancer model
Days Post Implant
Final IPI-926 dose
On treatment
Re-growth
Final nab-paclitaxel dose
0 10 20 30 40 50 60 70 80 90
0
20
40
60
80
100
Days
2
1

Innovation. Evolution. Impact.
IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival
9
IPI-926 in SCLC
model¹
1
Travaglione et al., 2008 AACR
3
Mandley et al., 2010 AACR
Days Post Implant
Mice randomized
+/- IPI-926
Last day of E/P treatment
E/P - IPI-926
E/P  -Vehicle
Vehicle
IPI-926
82%
2
Proctor et al., 2010 AACR
IPI-926 in castration resistant
prostate cancer model
IPI-926 in NSCLC model
70%
36%
70%
Begin dosing IPI-926 +
docetaxel Final docetaxel dose
2
3

Innovation. Evolution. Impact.
IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival
10
IPI-926 results in 100%
survival in medulloblastoma
model
3
Olson et al., 2009 AACR
Days
IPI-926
Vehicle
3

Innovation. Evolution. Impact.
Advanced basal cell
carcinoma, medulloblastoma
IPI-926: Targeting a Broad Range of Difficult to
Treat Cancers
11
IPI-926 in Phase 1b/2 study (combination with gemcitabine)
in pancreas cancer and Ph 1 study in advanced solid tumors
Preliminary Phase 1 data anticipated in 2010
Pancreas cancer Small cell lung, non-small cell
lung, ovarian and prostate
cancers; heme malignancies

Innovation. Evolution. Impact.

Hsp90 chaperone stabilizes
oncoproteins
Hsp90 inhibitors combinable with
best available therapies
Inhibiting Hsp90 degrades
oncoproteins, stopping tumor growth
IPI-504 and IPI-493:
Broadly Attacking Oncoproteins through
Hsp90 Chaperone Inhibition

Innovation. Evolution. Impact.
IPI-504 i.v.: Disciplined Portfolio Decisions
•
Interim data from first cohort of patients in Phase 2 study in HER2+ breast cancer in combination with Herceptin®
– IPI-504 generally well-tolerated at 300
mg/m²
dosed once weekly in combination with
Herceptin in heavily pre-treated population
– Clinical activity seen at this dose and schedule, but insufficient to warrant further development in this indication in light of evolving standards of care
– Data to be presented at medical meeting in 2011
•
Phase 2 results in NSCLC presented at ASCO 2010
– IPI-504 generally well-tolerated and active in NSCLC
– NSCLC patients with ALK rearrangements may preferentially respond to Hsp90 chaperone inhibition
• 67% response rate among patients with ALK rearrangements – two patients with
PRs and a third patient with 24% disease reduction, all received IPI-504 for >6 months
– Validation in patients with NSCLC and ALK rearrangements ongoing in an IST at
MGH by Dr. Lecia Sequist
•
Phase 1b trial in combination with Taxotere® focused on NSCLC patients remains ongoing
•
No new IPI-504 trials planned; future studies, if any, will be based on data from ongoing trials, relevant preclinical data, and other portfolio choices

Innovation. Evolution. Impact.
IPI-493 Oral: Establish Optimal Dose & Schedule
•
IPI-493
–
Distinct pharmaceutical properties
–
Oral availability may provide flexibility in dose and schedule
–
Potential to be used in early lines of therapy
•
Stage-gated clinical development program to assess safety and establish acceptable dosing regimen for future studies
–
Two ongoing Phase 1 dose-escalation studies – one in hematologic malignancies and other in solid tumors
–
Demonstration of client protein degradation by IPI-493 a key milestone for further investment
•
Phase 1 data and articulation of future plans anticipated in 2011

Innovation. Evolution. Impact. 15 IPI-940: Combating the Magnitude of Neuropathic Pain by Inhibiting Fatty Acid Amide Hydrolase (FAAH) FAA H IPI-940 (FAAH Inhibitor)

Innovation. Evolution. Impact.
IPI-940: Novel Agent Enabling the Body’s Natural
Analgesia
•
Novel, oral agent potentiating the magnitude and duration of body’s natural analgesia
–
Designed to avoid common side effects
•
Ongoing evaluation in Phase 1 study in normal, healthy volunteers
–
Consists of single- and multiple-ascending dose studies
•
Phase 1 completion anticipated in 2010

Innovation. Evolution. Impact.
IPI-940: Targeting Broad Areas of Unmet Need
•
Neuropathic pain
–
Postherpetic neuralgia
–
HIV pain
–
Peripheral diabetic neuropathy
–
Chemotherapy-induced neuropathy
–
Trigeminal neuralgia
–
Fibromyalgia
•
Osteoarthritis pain
•
Anxiety and depression
•
Inflammatory conditions

Innovation. Evolution. Impact. 18 IPI-145; PI3K Inhibitors: Leveraging Oncology Expertise to Address Significant Untapped Opportunity in Autoimmune/ Inflammatory Disease and Oncology

Innovation. Evolution. Impact.
PI3K :  Distinct and Overlapping Roles in
Immunity, with Significant Therapeutic Potential
•
PI3K plays key regulatory role in cell proliferation and survival, cell differentiation, cell trafficking and immunity
•
Delta and gamma isoforms of PI3K are restricted to immune
system cells
–
Strongly implicated in broad range of immune-mediated inflammatory and allergic disorders and hematologic cancers

Innovation. Evolution. Impact.
IPI-145: Only PI3K Dual-Selective Inhibitor for
Autoimmune-Inflammatory Disease
•
IPI-145 is a novel, orally available, small molecule dual-specific inhibitor of PI3K and PI3K
–
Demonstrated activity in preclinical models of rheumatoid arthritis, allergy, and inflammation
–
Phase 1 development in immune-inflammatory conditions expected to begin in 2011
•
Research collaboration with Intellikine to identify additional differentiated PI3K and/or PI3K inhibitors for development in oncology

Innovation. Evolution. Impact.
Key 2010 Development Objectives
•
IPI-926 (Hedgehog Pathway Inhibitor)
–
Phase 1 data presentation
–
Phase 2 initiation in pancreas cancer
•
IPI-504 (Hsp90 Chaperone Inhibitor)
–
Phase 2 data presentation in NSCLC
–
Phase 2 data read-out in HER2+ breast cancer
•
IPI-493 (Hsp90 Chaperone Inhibitor)
–
Phase 1 initiation in hematological malignancies
•
IPI-940 (FAAH Inhibitor)
–
Phase 1 completion
•
IPI-145 (PI3K Inhibitor)
–
Advance IND-enabling studies

Innovation. Evolution. Impact.
Delivering Patient Benefit and Creating
Shareholder Value
•
U.S. commercialization rights to entire oncology and immune/
inflammatory portfolio other than FAAH
–
Building commercial infrastructure to inform development decisions and optimize long-term value of company and product portfolio
•
Unencumbered global development and commercialization rights to Hsp90 chaperone inhibitor program
•
Significant financial participation ex-U.S.
–
Ex-U.S. royalty up to 20% by Mundipharma for partnered programs
–
Global royalty up to 20% by Purdue/Mundipharma for FAAH program
•
Operational capabilities and financial strength to access additional external strategic opportunities

Innovation. Evolution. Impact.
Infinity:
Innovation. Evolution. Impact.
23
Integrated Team
Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in US
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Spanning Oncology and
Immune/Inflammatory Diseases
Four candidates in the clinic
Fifth new IND planned for 2011